Exhibit 10.7

SIXTH AMENDMENT TO

AGREEMENT OF SALE AND PURCHASE

This Sixth Amendment to Agreement of Sale and Purchase (the “Amendment”) is entered into as of the 3 day of July, 2013, by and between JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company (“JEP”), OAK HILL PARTNERS, LLC, a Tennessee limited liability company (“OHP”), KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company (“KEP”), and EMORY DEVELOPMENT PARTNERS, LLC, a Tennessee limited liability company, (“EDP”; JEP, OHP, KEP and EDP being each referred to as a “Seller” and collectively as the “Sellers”), and CHP PARTNERS, LP a Delaware limited partnership (“Purchaser”). Sellers and Purchaser are sometimes collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, Purchaser and Sellers are parties to that certain Purchase Agreement of Sale and Purchase having an Effective Date of April 3, 2013, as amended by that certain First Amendment to Agreement of Sale and Purchase dated April 30, 2013, and as further amended by that certain Second Amendment to Agreement of Sale and Purchase dated May 10, 2013 and as further amended by that certain Third Amendment to Agreement of Sale and Purchase dated May 13, 2013, as further amended by that certain Fourth Amendment to Agreement of Sale and Purchase dated May 15, 2013, and as further amended by that certain Fifth Amendment to Agreement of Sale and Purchase dated July 1, 2013 (collectively, the “Agreement”) wherein Sellers agreed to sell to Purchaser, and Purchaser agreed to purchase from Sellers, the Portfolio (as such term is defined in the Agreement); and

WHEREAS, EDP has agreed to reduce the Purchase Price allocable to the EDP Property by an amount equal to the balance of a tenant improvement reserve fund that is held by EDP’s lender, which tenant improvement reserve fund will not be assigned to the Purchaser.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Schedule 3.3. Schedule 3.3 to the Agreement is replaced by Schedule 3.3 attached to this Amendment.

2. Amended Defined Term. The following Defined Term is amended in its entirety to read as follows:

“Purchase Price” shall mean shall mean Fifty-Seven Million Three Hundred Fourteen Thousand Nine Hundred Twenty Dollars ($57,314,920.00), inclusive of the Earnest Money, and which shall be adjusted or reduced at Closing pursuant Articles VIII and/or XII of this Agreement.

3. Ratification. All of the terms, covenants, conditions, representations and warranties set forth in the Agreement shall continue in full force and effect and are hereby ratified and affirmed.

4. Counterparts. This Fourth Amendment may be executed in two or more counterparts, either electronically or manually, and manually-executed counterparts may be delivered in faxed or scanned electronic form, each of which (whether originally executed or such a faxed or scanned electronic document) shall be deemed an original, and all of which together shall constitute one and the same instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties.

Signatures on following page

IN WITNESS WHEREOF, Sellers and Purchaser have executed this Sixth Amendment effective as of the day and year written above.

PURCHASER:

CHP PARTNERS, LP, a Delaware limited partnership

By: CHP GP, LLC, a Delaware limited liability company., its general partner

By: CNL Healthcare Properties, Inc., a Maryland corporation, its sole member

By:	/s/ Tracey B. Bracco
Name:	Tracey B. Bracco
Title:	Vice President
Date:

SELLERS:

JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Norman T. Brinkman, Managing Member
Date:	July 3, 2013

KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Norman T. Brinkman, Managing Member
Date:	July 3, 2013

EMORY DEVELOPMENT PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Norman T. Brinkman, Managing Member
Date:	July 3, 2013

OAK HILL PARTNERS, LLC, a Tennessee limited liability company,

By:	/s/ Norman T. Brinkman
Norman T. Brinkman, Managing Member
Date:	July 3, 2013

SCHEDULE 3.3

ALLOCATION OF PURCHASE PRICE AND EARNEST MONEY

[Intentionally Omitted]